UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-09261
                                  ---------------------------------
        Foxby Corp.
     --------------------------------------------------------------
        (Exact name of registrant as specified in charter)

        11 Hanover Square, New York, NY                10005
     --------------------------------------------------------------
        (Address of principal executive offices)     (Zipcode)

        Thomas B. Winmill, President
        11 Hanover Square
        New York, NY 10005
     --------------------------------------------------------------
        (Name and address of agent for service)

Registrant's telephone number, including area code:  1-212-344-6310
                                                   ----------------

Date of fiscal year end:  12/31
                        ------------------
Date of reporting period:  1/1/05 - 06/30/05
                         ---------------------------

Form N-CSRS is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSRS in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form
N-CSRS and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSRS unless the Form displays a current valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under clearance requirements of 44 U.S.C. sec. 3507.

Item 1. Report to Shareholders.


FOXBY
CORP.

SEMI-ANNUAL REPORT
June 30, 2005

                                                                American Stock
                                                                Exchange Symbol:
                                                                FXX
www.foxbycorp.com

                             [GRAPHIC APPEARS HERE]

                            INVESTMENTS BY INDUSTRY*

Gold Ore Mining                                                  16.99%
Department Stores                                                 8.54%
Commercial Banking                                                6.57%
Metal Coating and Allied Services to Manufacturers                5.16%
Pharmacies and Drug Stores                                        4.07%
Veterinary Services                                               3.98%
Medical and Hospital Equipment                                    3.93%
Semiconductor and Related Device Manufacturing                    3.74%
Real Estate Investment Trusts                                     3.67%
Direct Property and Casualty Insurance Carriers                   3.59%
Insurance Agencies and Brokerages                                 3.46%
Trust, Fiduciary, and Custody Activities                          3.43%
Cable and Other Pay TV Services                                   3.38%
Soap and Other Detergent Manufacturing                            3.37%
Tobacco and Tobacco Products                                      3.31%
Credit Card Issuing                                               3.26%
Air Purification Equipment Manufacturing                          3.26%
Miscellaneous Business Services                                   3.08%
Breweries                                                         2.97%
All Other Miscellaneous Manufacturing                             2.94%
Radio & TV Communications Equipment                               2.75%
Natural Gas Transmission                                          1.85%
Copper Ore and Nickel Ore Mining                                  1.68%
Gold Ore Mining Warrants                                          0.97%
Copper Ore and Nickel Ore Mining Warrants                         0.05%
                                                                ------
                                                                100.00%

                               PORTFOLIO ANALYSIS*

                            U.S. Equities        80%
                            Foreign Equities     26%

* Investments by industry are shown as an approximate percentage of all investments. Portfolio analysis shows all investments as an approximate percentage of total net assets, and may not add up to 100% due to leverage, other assets, rounding, and other factors.

[LETTERHEAD OF FOXBY CORP.]

                                                                 August 16, 2005

Fellow Shareholders:

        We are very pleased to submit this 2005 Semi-Annual Report for Foxby Corp., and to welcome our new shareholders who find the Fund's flexible total return investment approach attractive. As a non-diversified, closed-end fund seeking total return, the Fund uses a flexible strategy in the selection of securities, and is not limited by the issuer's location, size, or market capitalization. The Fund may invest in equity and fixed income securities of both new and seasoned U.S. and foreign issuers, including securities convertible into common stock, debt securities, futures, options, derivatives, and other instruments. The Fund also may employ aggressive and speculative investment techniques, such as selling securities short and borrowing money for investment purposes, an approach known as "leveraging," and may invest defensively in, for example, high grade money market instruments.

        At June 30, 2005, the Fund's top ten holdings comprised approximately 43% of total assets. As a percent of net assets, investments in U.S. equities accounted for about 79.5% and foreign equities about 25.5%, reflecting leverage of about 5%. Precious metals, our largest industry sector investment, accounted for about 18% of net assets. As the Fund pursues its total return objective through this flexible approach, these holdings and allocations are, of course, subject to change at any time. By way of comparison, at December 31, the Fund's top ten holdings comprised approximately 33% of total assets and as a percent of net assets, investments in U.S. equities accounted for about 94% and foreign equities about 21%, reflecting leverage of about 14%. Precious metals, our largest industry sector investment at that time as well, accounted for about 14% of net assets.

                            Market Review and Outlook

        Importantly for financial markets, on June 30 the Federal Open Market Committee (FOMC) raised its key overnight Federal funds target rate for the ninth time in a year by a quarter of a percentage point to 3.25%. In addition, the FOMC restated that it still expects to raise rates at a "measured" pace, thus leaving unchanged the language they have previously used in prior quarter point increases. Although the FOMC continues to embrace the view that inflationary pressures remain elevated, most economic statistics reported indicate that the inflation rate remains contained. The trend of the 10 year Treasury bond benchmark to 4%, even in the face of record oil prices, will continue to present a hurdle for the FOMC. For periods ended June 30, 2005, the 10 year Treasury bond has averaged 4.22% over the last six months, 4.15% over the last three months and, surprisingly, 3.99% over the past month.

        The Fund's strategy in the beginning of the year was to seek companies with financial strength and growth prospects, or other special features, and employ leverage. As short term rates increased, however, we became concerned about new stresses on the economy and that such adverse conditions could lead to market declines. Using its flexible investment strategy, Foxby reduced its leveraged investment position in anticipation of any further interest rate increases and potentially negative surprises in new economic data. Also, during the six months, a number of Foxby's holdings were acquired or involved in accretive mergers, such as Adolph Coors Company, MBNA Corporation, The Neiman Marcus Group, Inc., and Prime Group Realty Trust.

Many of the companies whose shares the Fund does continue to own have attractive financial characteristics, solid business franchises, or "hard assets," such as real estate or gold. Over the course of future market fluctuations, the Fund will seek opportunities to optimize its holdings of stocks, as well as potentially use leverage, short sales, options and futures in seeking to enhance performance for total return.

        Looking ahead, we agree with recent comments by Federal Reserve Chairman Alan Greenspan that the economy is "coping pretty well" with higher oil prices, although we are less confident that current economic statistics do not portend a weakening economy. The housing sector remains strong, however, perhaps due to lower mortgage rates, and though "bubble" like activity appears in some markets, housing generally does not appear to be becoming unaffordable. Non-farm employment has grown recently and the unemployment rate continues to trend down, reaching 5.0%, according to the Bureau of Labor Statistics of the U.S. Department of Labor, with payroll employment growing in several industries, such as professional and business services and health care.

        Longer term, we remain optimistic about the future of the overall markets. A recent release of the Conference Board U.S. Business Cycle Indicators noted that its Composite Index of Leading Economic Indicators increased 0.9% in June, the largest since December 2003. Although the growth of the current economic expansion may be slowing, it appears broadly based, and that can result in many new attractive opportunities for the Fund.

        As announced previously, three "professional dissident" non-shareholders and a purported shareholder filed a lawsuit in Maryland Circuit Court in October 2004 against Foxby and its directors, relating primarily to the Fund's bylaws and the 2004 annual meeting. A motion for summary judgment has been filed to dismiss the lawsuit with prejudice and is currently scheduled for a hearing on September 2. This litigation has caused the Fund time and expense to defend, and we look forward to putting this matter behind us.

        Foxby's investment manager, CEF Advisers, Inc., currently owns approximately 9.1% of the Fund's shares and is excited about the Fund's flexible and dynamic approach to investing for total return. We appreciate your support and look forward optimistically to serving your investment needs in the months and years ahead.

                                   Sincerely,

                /s/ Thomas B. Winmill         /s/ Marion E. Morris
                ------------------------      ------------------------
                Thomas B. Winmill             Marion E. Morris
                President                     Senior Vice President

--------------------------------------------------------------------------------

                                TOP TEN HOLDINGS
                               (at June 30, 2005)

   1.   Bolivar Gold Corp.                        6.   Patterson Companies Inc.

   2.   SurModics, Inc.                           7.   Intel Corp.

   3.   The Neiman Marcus Group Inc. Class A      8.   Prime Group Realty Trust

   4.   Walgreen Co.                              9.   PMA Capital Corp.

   5.   IDEXX Laboratories, Inc.                 10.   Target Corp.

Top ten holdings comprise approximately 43% of total assets. This portfolio information should not be considered as a recommendation to purchase or sell a particular security and there is no assurance that any securities will remain in or out of the Fund.

FOXBY CORP.                             2

          Schedule of Portfolio Investments - June 30, 2005 (Unaudited)

  Shares                                                            Market Value
--------                                                            ------------
           COMMON STOCKS (98.98%)
           Air Purification Equipment Manufacturing (3.26%)
   7,400   Donaldson Company, Inc. ...............................  $    224,442
                                                                    ------------
           All Other Miscellaneous Manufacturing (2.94%)
   2,800   3M Co. ................................................       202,440
                                                                    ------------
           Breweries (2.97%)
   3,300   Molson Coors Company Class B ..........................       204,600
                                                                    ------------
           Cable and Other Pay TV Services (3.38%)
   7,600   Comcast Corp./(2)/ ....................................       233,320
                                                                    ------------
           Commercial Banking (6.57%)
   7,700   U.S. Bancorp ..........................................       224,840
   3,700   Wells Fargo & Company .................................       227,846
                                                                    ------------
                                                                         452,686
                                                                    ------------
           Copper Ore and Nickel Ore Mining (1.68%)
 110,000   Peru Copper Inc./(2)/ .................................       116,050
                                                                    ------------
           Credit Card Issuing (3.26%)
   8,600   MBNA Corporation ......................................       224,976

           Department Stores (8.54%)
   4,400   Target Corporation ....................................       239,404
   3,600   The Neiman Marcus Group, Inc. Class A .................       348,912
                                                                    ------------
                                                                         588,316
                                                                    ------------
           Direct Property and Casualty Insurance
            Carriers (3.59%)
  28,000   PMA Capital Corporation/(2)/ ..........................       247,240
                                                                    ------------
           Gold Ore Mining (16.99%)
 200,000   Bolivar Gold Corp./(2)/ ...............................       442,521
  37,500   Desert Sun Mining Corp./(2)/ ..........................        60,375
  29,000   Dundee Precious Metals Inc./(2)/ ......................       190,603
  35,000   Gammon Lake Resources Inc./(2)/ .......................       235,550
 127,500   Guinor Gold Corporation/(2))/ .........................        98,894
  50,000   Jaguar Mining Inc./(2)/ ...............................       142,880
                                                                    ------------
                                                                       1,170,823
                                                                    ------------
           Insurance Agencies and Brokerages (3.46%)
   5,300   Brown & Brown, Inc. ...................................       238,182
                                                                    ------------
           Medical and Hospital Equipment (3.93%)
   6,000   Patterson Companies Inc./(2)/ .........................       270,480
                                                                    ------------
           Metal Coating and Allied Services to
            Manufacturers (5.16%)
   8,200   SurModics, Inc./(2)/ ..................................       355,634
                                                                    ------------
           Miscellaneous Business Services (3.08%)
  75,000   Safety Intelligence Systems Corp./(1)//(2)/ ...........       212,145
                                                                    ------------

See accompanying notes to financial statements.
                                        3                            FOXBY CORP.

          Schedule of Portfolio Investments - June 30, 2005 (Unaudited)

  Shares                                                            Market Value
--------                                                            ------------
           COMMON STOCKS - continued
           Natural Gas Transmission (1.85%)
  29,000   MetroGAS S.A. ADR/(2)/ ................................  $    127,310
                                                                    ------------
           Pharmacies and Drug Stores (4.07%)
   6,100   Walgreen Co. ..........................................       280,539
                                                                    ------------
           Radio & TV Communications Equipment (2.75%)
  12,800   NTT DoCoMo, Inc. ADR ..................................       189,568
                                                                    ------------
           Real Estate Investment Trusts (3.67%)
  35,000   Prime Group Realty Trust/(2)/ .........................       252,700
                                                                    ------------
           Semiconductor and Related Device
            Manufacturing (3.74%)
   9,900   Intel Corporation .....................................       257,994
                                                                    ------------
           Soap and Other Detergent Manufacturing (3.37%)
   4,400   The Procter & Gamble Company ..........................       232,100
                                                                    ------------
           Tobacco and Tobacco Products (3.31%)
  38,000   Alliance One International, Inc .......................       228,380
                                                                    ------------
           Trust, Fiduciary, and Custody Activities (3.43%)
   4,900   State Street Corporation ..............................       236,425
                                                                    ------------
           Veterinary Services (3.98%)
   4,400   IDEXX Laboratories, Inc./(2)/ .........................       274,252
                                                                    ------------
               Total Common Stocks (cost: $6,269,939) ............     6,820,602
                                                                    ------------
           WARRANTS (1.02%)
           Copper Ore and Nickel Ore Mining (0.05%)
  55,000   Peru Copper Inc. Warrants expiring 3/18/06/(2)/ .......         3,300
                                                                    ------------
           Gold Ore Mining (0.97%)
  30,000   Bolivar Gold Corp. Warrants expiring 8/25/08/(2)/ .....        33,557
  20,000   Bolivar Gold Corp. Warrants expiring 11/20/09/(2)/ ....        13,390
   9,375   Desert Sun Mining Corp. Warrants
            expiring 11/20/08/(2)/ ...............................         4,439
  25,000   Jaguar Mining Inc. Warrants expiring 12/31/07/(2)/             15,309
                                                                    ------------
                                                                          66,695
                                                                    ------------
               Total Warrants (cost: $25,469) ....................        69,995
                                                                    ------------
                    Total Investments (cost: $6,295,408)
                     (100.00%) ...................................  $  6,890,597
                                                                    ============

        /(1)/ Security is not publicly traded. This security is valued by the Board of Directors and represents 3.08% of total investments.

        /(2)/   Non-income producing security.

        ADR means "American Depository Receipt".

FOXBY CORP.                             4
                                 See accompanying notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2005 (Unaudited)

ASSETS:
   Investments at market value
     (cost: $6,295,408) (note 2) ......................   $    6,890,597
     Dividend receivable ..............................            5,534
     Other assets .....................................              601
                                                          --------------
        Total assets ..................................        6,896,732
                                                          --------------
LIABILITIES:
   Note payable (note 7) ..............................          364,145
   Accrued expenses ...................................           34,357
   Management fees payable (note 4) ...................            5,333
   Administrative services payable (note 4) ...........            3,433
                                                          --------------
        Total liabilities .............................          407,268
                                                          --------------
NET ASSETS: (applicable to 2,602,847
   shares outstanding: 500,000,000
   shares of $.01 par value authorized) ...............   $    6,489,464
                                                          ==============
NET ASSET VALUE PER SHARE
   ($6,489,464 / 2,602,847
   shares outstanding) ................................   $         2.49
                                                          ==============
At June 30, 2005, net assets consisted of:
   Paid-in capital ....................................   $   22,906,909
   Net unrealized appreciation
     on investments ...................................          595,189
   Accumulated net realized loss on
     investments and futures ..........................      (17,012,634)
                                                          --------------
                                                          $    6,489,464
                                                          ==============

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2005 (Unaudited)

INVESTMENT INCOME:
   Dividends ..........................................   $       34,029
   Interest ...........................................               97
                                                          --------------
     Total investment income ..........................           34,126
                                                          --------------
EXPENSES:
   Legal (note 9) .....................................          296,300
   Investment management (note 4) .....................           32,355
   Printing and postage ...............................           14,457
   Bookkeeping and pricing ............................           10,670
   Administrative services (note 4) ...................            8,373
   Audit ..............................................            7,240
   Custodian ..........................................            6,120
   Directors ..........................................            4,099
   Transfer agent .....................................            3,755
   Exchange listing ...................................            3,213
                                                          --------------
     Total operating expenses .........................          386,582
     Loan interest and fees (note 7) ..................            9,357
                                                          --------------
     Total expenses ...................................          395,939
                                                          --------------
        Net investment loss ...........................         (361,813)
                                                          --------------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:
   Net realized loss on investments ...................           (4,146)
   Unrealized appreciation on investments .............          156,250
                                                          --------------
   Net realized and unrealized gain
     on investments ...................................          152,104
                                                          --------------
   Net decrease in net assets resulting
     from operations ..................................   $     (209,709)
                                                          ==============

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
Six Months Ended June 30, 2005 (Unaudited) and Year Ended December 31, 2004

                                                 Six Months
                                                   Ended               Year
                                                  6/30/05              Ended
                                                (Unaudited)           12/31/04
                                                -----------         -----------
OPERATIONS:
   Net investment loss .......................  $  (361,813)        $  (291,759)
   Net realized gain (loss) on
    investment transactions ..................       (4,146)          1,153,414
   Change in unrealized appreciation
    (depreciation) on investments ............      156,250          (1,313,471)
                                                -----------         -----------
     Net decrease in net assets resulting
      from operations ........................     (209,709)           (451,816)
                                                -----------         -----------
        Total change in net assets ...........     (209,709)           (451,816)

NET ASSETS:
   Beginning of period .......................    6,699,173           7,150,989
                                                -----------         -----------
   End of period .............................  $ 6,489,464         $ 6,699,173
                                                ===========         ===========

See accompanying notes to financial statements.
                                        5                            FOXBY CORP.

                    Notes to Financial Statements (Unaudited)

(1) Foxby Corp., a Maryland Corporation registered under the Investment Company Act of 1940 as amended, is a non-diversified, closed-end management investment company whose shares are listed on the American Stock Exchange.

(2) The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. With respect to security valuation, securities traded on a national securities exchange or the Nasdaq National Market System ("NMS") are valued at the last reported sales price on the day the valuations are made. Such securities that are not traded on a particular day and securities traded in the over-the-counter market that are not on NMS are valued at the mean between the current bid and asked prices. Certain of the securities in which the Fund invests are priced through pricing services which may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features and ratings on comparable securities. Bonds may be valued according to prices quoted by a dealer in bonds which offers pricing services. Debt obligations with remaining maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. Securities denominated in foreign currencies are translated into U.S. dollars at prevailing exchange rates. Securities for which quotations are not readily available or reliable and other assets may be valued as determined in good faith by or under the direction of the Board of Directors. Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income and distributions to shareholders are recorded on the ex-dividend date and interest income is recorded on the accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(3) It is the Fund's current intention to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Therefore, no federal income tax provision is required. At December 31, 2004, the Fund had a capital loss carryforward of approximately $16,581,400 of which $8,986,200 expires in 2009, $6,757,800 expires in 2010, and $837,400 expires in 2011. No capital gain will be distributed until the capital loss carryforwards have been exhausted.

As of December 31, 2004, the components of distributable earnings on a tax basis were as follows:

                Capital loss carryforward         $  (16,581,367)
                Post-October loss*                      (427,121)
                Unrealized appreciation                  438,939
                                                  --------------
                                                  $  (16,569,549)
                                                  ==============

* Under the current tax law, capital losses realized after October 31st and prior to the Fund's fiscal year end are deferred as occurring on the first day of the following year.

Accounting principles generally accepted in the United States of America require certain components of net assets to be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2004, the Fund reclassified $291,759 from accumulated investment loss to paid-in capital.

(4) The Fund retains CEF Advisers, Inc. as its Investment Manager. Under the terms of the Investment Management Agreement, the Investment Manager receives a management fee, payable monthly, based on the average daily net assets of the Fund at the annual rate of 1%. Certain officers and directors of the Fund are officers and directors of the Investment Manager. The Fund reimbursed the Investment Manager $8,373 for providing at cost certain administrative services comprised of compliance and accounting services during the six months ended June 30, 2005.

FOXBY CORP.                             6

              Notes to Financial Statements (Unaudited) (concluded)

(5) The Fund has an arrangement with its custodian whereby interest earned on uninvested cash balances was used to offset a portion of the Fund's expenses. There were no credits during the six months ended June 30, 2005. Purchases and sales of investment securities (excluding short-term investments) aggregated $413,447 and $1,315,881, respectively, for the six months ended June 30, 2005. At June 30, 2005, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

                Appreciation                      $      738,171
                Depreciation                            (142,982)
                                                  --------------
                  Net appreciation on investments $      595,189
                                                  ==============

At June 30, 2005, the cost of investments for federal income tax purposes was $6,295,408.

(6) The Fund may engage in transactions in futures contracts. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily change in the contract is included in unrealized appreciation/depreciation on investments and futures contracts. The Fund realizes a gain or loss when the contract is closed. Futures transactions sometimes may reduce returns or increase volatility. In addition, futures can be illiquid and highly sensitive to changes in their underlying security, interest rate or index, and as a result can be highly volatile. A small investment in certain futures could have a potentially large impact on a Fund's performance. At June 30, 2005 the Fund had no open futures contracts.

(7) The Fund may borrow through a committed bank line of credit. At June 30, 2005, there was $364,145 outstanding and the interest rate was at the borrower's option of (i) overnight federal funds or (ii) LIBOR (30, 60, 90 days), each as in effect from time to time, plus 0.75% per annum, calculated on the basis of actual days elapsed for a 360-day year. For the six months ended June 30, 2005, the weighted average interest rate was 3.72% based on the balances outstanding during the period and the weighted average amount outstanding was $548,078.

(8) Of the 2,602,847 shares of common stock outstanding at June 30, 2005, Investor Service Center, Inc. ("ISC"), an affiliate of the Fund's Investment Manager, owned 236,900 shares. Certain officers and directors of ISC are also officers and directors of the Fund and the Investment Manager.

(9) In the Circuit Court for Baltimore City, Maryland, Civil Action No. 24-C-04-007613 filed on October 4, 2004, a group comprised of Richard J. Shaker, Phillip Goldstein, Rajeev Das, and Andrew Dakos have sued the Fund and its Directors, alleging various breaches by the Directors of fiduciary duty under Maryland law and seeking declaratory and injunctive relief. This suit generally arises out of the Fund's 2004 annual meeting of stockholders and the Fund's Bylaws. The Fund has filed a motion for summary judgment. In connection with these and other legal matters, legal expenses incurred by the Fund were $296,300 for the six months ended June 30, 2005.

                                        7                            FOXBY CORP.

                              FINANCIAL HIGHLIGHTS

                                      Six Months
                                         Ended          Year       Year    Nine Months       Year      Year          Period
                                        6/30/05         Ended      Ended     Ended          Ended      Ended         Ended
                                      (Unaudited)      12/31/04   12/31/03  12/31/02       3/31/02    3/31/01       3/31/00*
                                      -----------     ---------   --------  --------       -------    -------       --------
PER SHARE DATA
Net asset value at beginning
 of period ........................... $    2.57       $    2.75   $  2.59   $   3.27       $  3.77    $  14.81      $   9.35
                                       ---------       ---------   -------   --------       -------    --------      --------
Income from investment operations:
   Net investment loss (a) ...........      (.14)           (.11)     (.10)     (0.04)        (0.08)      (0.09)        (0.05)
   Net realized and unrealized gain
     (loss) on investments ...........       .06            (.07)      .26      (0.64)        (0.16)     (10.45)/(b)/    5.51
                                       ---------       ---------   -------   --------       -------    --------      --------
   Total from investment operations ..      (.08)           (.18)      .16      (0.68)        (0.24)     (10.54)         5.46
                                       ---------       ---------   -------   --------       -------    --------      --------
Less distributions:
   Distributions to shareholders .....        --              --        --         --         (0.26)      (0.50)           --
                                       ---------       ---------   -------   --------       -------    --------      --------
Net asset value at end of period ..... $    2.49       $    2.57   $  2.75   $   2.59       $  3.27    $   3.77      $  14.81
                                       =========       =========   =======   ========       =======    ========      ========
Market value at end of period ........ $    2.17       $    2.22   $  2.40   $   2.07       $  3.00    $   3.33      $  12.44
                                       =========       =========   =======   ========       =======    ========      ========
TOTAL RETURN ON NET ASSET
   VALUE BASIS (c) ...................     (3.11)%         (6.55)%    6.18%    (20.80)%       (6.65)%    (73.46)%       58.40%
                                       =========       =========   =======   ========       =======    ========      ========
TOTAL RETURN ON MARKET
   VALUE BASIS (c) ...................     (2.25)%         (7.50)%   15.94%    (31.00)%       (2.06)%    (71.89)%       24.38%
                                       =========       =========   =======   ========       =======    ========      ========
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period
   (000's omitted) ................... $   6,489           6,699   $ 7,151   $  6,731       $ 8,503    $  9,735      $ 39,105
                                       =========       =========   =======   ========       =======    ========      ========
Ratio of expenses to average
   net assets ........................     12.14%/(d)/      5.27%     4.39%      4.70%/(d)/    3.17%       2.19%         1.78%/(d)/
                                       =========       =========   =======   ========       =======    ========      ========
Ratio of net investment loss to
   average net assets ................    (11.09)%/(d)/    (4.31)%   (3.91)%    (3.30)%/(d)/  (2.41)%     (0.93)%       (0.94)%/(d)/
                                       =========       =========   =======   ========       =======    ========      ========
Portfolio turnover rate ..............      5.76%         164.08%    75.39%    267.87%        89.31%     550.56%       168.62%
                                       =========       =========   =======   ========       =======    ========      ========

*    From commencement of operations on October 29, 1999.

(a)  Computed using average shares outstanding throughout the period.

(b) Includes $0.06 of gains resulting from the buy back of treasury shares at a discount to net asset value.

(c) Total return on market value basis is calculated assuming a purchase of common stock on the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total return on net asset value basis will be higher than total return on market value basis in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total return on net asset value basis will be lower than total return on market value basis in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total return calculated for a period of less than one year is not annualized. The calculation does not reflect brokerage commissions, if any.

(d)  Annualized.

FOXBY CORP.                             8

The additional information below and on the following pages is supplemental and not part of the financial statements of the Fund.

   BOARD OF DIRECTORS' ANNUAL APPROVAL OF THE INVESTMENT MANAGEMENT AGREEMENT

The investment management agreement between the Fund and the Investment Manager generally provides that the agreement shall continue automatically for successive periods of twelve months each, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of the Directors of the Fund who are not parties to the agreement, or interested persons of any such party and (ii) by the Board of Directors of the Fund or by the vote of the holders of a majority of the outstanding voting securities of the Fund.

In considering the annual approval of the agreement between the Fund and the Investment Manager, the Board of Directors considered information that had been provided throughout the year at regular Board meetings, as well as information furnished to the Board for a meeting held in March 2005 to specifically consider the renewal of the agreement. Such information included, among other things, the following: information comparing the management fee of the Fund with those of comparable funds; information regarding Fund investment performance in comparison to a relevant peer group of funds; the economic outlook and the general investment outlook in relevant investment markets; the Investment Manager's results and financial condition and the overall organization of the Investment Manager; the allocation of brokerage and the benefits received by the Investment manager as a result of brokerage allocation; the Investment Manager's management of relationships with the custodian, transfer agent, and fund accountant; the resources devoted to the Investment Manager's compliance efforts undertaken on behalf of the funds it manages and the record of compliance with the investment policies and restrictions and with policies on personal securities transactions; the quality, nature, cost and character of the administrative and other non-investment management services provided by the Investment Manager and its affiliates; and the terms of the agreement and the reasonableness and appropriateness of the particular fee paid by the Fund for the services described therein.

The Board of Directors also considered the nature, extent and quality of the management services provided by the Investment Manager. In so doing, the Board considered the Investment Manager's management capabilities with respect to the types of investments held by the Fund, including information relating to the education, experience and number of investment professionals and other personnel who provide services under the agreement. The Board also took into account the time and attention to be devoted by management to the Fund and the other funds in the complex. The Board evaluated the level of skill required to manage the Fund and concluded that the human resources available at the Investment Manager were appropriate to fulfill effectively its duties on behalf of the Fund.

The Board received information concerning the investment philosophy and investment process applied by the Investment Manager in managing the Fund. In this regard, the Board considered the Investment Manager's in-house research capabilities as well as other resources available to the Investment Manager personnel, including research services that may be available to the Investment Manager as a result of securities transactions effected for the Fund and related investment management clients. The Board concluded that the Investment Manager's investment process, research capabilities and philosophy were well suited to the Fund, given the Fund's investment objective and policies.

In its review of comparative information with respect to Fund investment performance, the Board received comparative information, comparing the Fund's performance to that of similar peer groups. After reviewing this information, the Board concluded that the Fund has performed within a range that the Board deemed competitive. With respect to its review of investment management fees, the Board considered information comparing the Fund's management fee and expense ratio to those of comparable funds with similar management fee characteristics. This information assisted the Board in concluding that the fee paid by the Fund is within the range of those paid by comparable funds within the fund industry. In reviewing the information regarding

Additional Information                  9                            FOXBY CORP.

the expense ratio of the Fund, the Board concluded that although the Fund's expense ratio is within a higher range, it is competitive with comparable funds in light of the quality of services received.

In addition to the factors mentioned above, the Board reviewed the level of the Investment Manager's profits in providing investment management and related services for the Fund and for all the funds in the Investment Company Complex. In addition, the Board considered the fiduciary duty assumed by the Investment Manager in connection with the services rendered to the Fund and the business reputation of the Investment Manager and its financial resources. The Board concluded that in light of the services rendered, the profits realized by the Investment Manager are not unreasonable.

The Board did not consider any single factor as controlling in determining whether or not to renew the agreement. Nor are the items described herein all the matters considered by the Board. In assessing the information provided by the Investment Manager and its affiliates, the Board also took into consideration the benefits to shareholders of investing in a fund that is part of a family of funds which provides a large variety of shareholder services.

Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by counsel, the Board concluded that the approval of the agreement, including the fee structure, is in the interests of shareholders.

                                 PRIVACY POLICY

The Fund recognizes the importance of protecting the personal and financial information of its shareholders. We consider each shareholder's personal information to be private and confidential. This describes the practices followed by us to protect our shareholders' privacy. We may obtain information about you from the following sources: (1) information we receive from you on forms and other information you provide to us whether in writing, by telephone, electronically or by any other means; (2) information regarding your transactions with us, our corporate affiliates, or others. We do not sell shareholder personal information to third parties. We will collect and use shareholder personal information only to service shareholder accounts. This information may be used by us in connection with providing services or financial products requested by shareholders. We will not disclose shareholder personal information to any nonaffiliated third party except as permitted by law. We take steps to safeguard shareholder information. We restrict access to nonpublic personal information about you to those employees and service providers who need to know that information to provide products or services to you. With our service providers we maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information. Even if you are no longer a shareholder, our Privacy Policy will continue to apply to you. We reserve the right to modify, remove or add portions of this Privacy Policy at any time.

                           DIVIDEND REINVESTMENT PLAN

The Fund has adopted a Dividend Reinvestment Plan (the "Plan"). Under the Plan, each dividend and capital gain distribution, if any, declared by the Fund on outstanding shares will, unless elected otherwise by each shareholder by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution, be paid on the payment date fixed by the Board of Directors or a committee thereof in additional shares. If the Market Price (as defined below) per share is equal to or exceeds the net asset value per share at the time shares are valued for the purpose of determining the number of shares equivalent to the cash dividend or capital gain distribution (the "Valuation Date"), participants will be issued additional shares equal to the amount of such dividend divided by the greater of that net asset value per share or 95% of that Market Price per share. If the Market Price per share is less than such net asset value on the Valuation Date, participants will be issued additional shares equal to the amount of such dividend divided by the Market Price. The Valuation Date is the day before the dividend or distribution payment date or, if that day is not an American Stock Exchange trading day, the next trading day. For all purposes of the Plan: (a) the Market Price of the shares on a particular date shall be the average closing market price on the five trading days the shares traded ex-dividend on the Exchange prior to such date or, if no sale occurred on any of these days, then the mean between the closing bid and asked quotations, for the shares on the Exchange on such day, and (b) net asset value per share on a particular date shall be as determined by or on behalf of the Fund.

FOXBY CORP.                            10                 Additional Information

                                  PROXY VOTING

The Fund's Proxy Voting Guidelines (the "Guidelines") as well as its voting record for the 12 months ended December 31, 2004, are available without charge, by calling the Fund collect at 1-212-344-6310 and on the SEC's website at http://www.sec.gov. The Guidelines are also posted on the Fund's website at http://www.foxbycorp.com.

                               QUARTERLY HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Internet site at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room. Copies of this information can be obtained, after paying a duplicating fee, by e-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. The Fund's Investment Company Act file number is 811-09261. The Fund makes the information on Form N-Q available to shareholders upon request free of charge by e-mail request to info@foxbycorp.com or by calling the Fund collect at 1-212-344-6310.

                                WWW.FOXBYCORP.COM

Visit us on the Internet at www.foxbycorp. The site provides information about the Fund including market performance, net asset value (NAV), dividends, press releases, and shareholder reports. For further information, you can email us at info@foxbycorp.com. The Fund is a member of the Closed-End Fund Association
(CEFA). Its website address is www.cefa.com. CEFA is solely responsible for the content of its website.

Additional Information                 11                            FOXBY CORP.

                                FUND INFORMATION

Investment Manager                           Custodian
CEF Advisers, Inc.                           State Street Bank & Trust Co.
11 Hanover Square                            801 Pennsylvania Avenue
New York, NY 10005                           Kansas City, MO 64105

Independent Registered Public                Stock Transfer Agent and Registrar
 Accounting Firm                             American Stock Transfer & Trust Co.
Tait, Weller & Baker                         59 Maiden Lane
1818 Market St., Suite 2400                  New York, NY 10038
Philadelphia, PA 19103                       1-800-278-4353
                                             www.amstock.com
Internet
www.foxbycorp.com
email: info@foxbycorp.com

This report, including the financial statements herein, is transmitted to the shareholders of the Fund for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. Pursuant to Section 23 of the Investment Company Act of 1940, notice is hereby given that the Fund may in the future, purchase shares of its common stock in the open market. These purchases may be made from time to time, at such times, and in such amounts, as may be deemed advantageous to the Fund, although nothing herein shall be considered a commitment to purchase such shares.

FOXBY CORP.                            12                 Additional Information

FOXBY CORP.

11 Hanover Square
New York, NY 10005

Printed on recycled paper

FXX-SAR 6/05

Item 2. Code of Ethics.

     Not applicable.

Item 3. Audit Committee Financial Expert.

     Not applicable.

Item 4. Principal Accountant Fees and Services.

     Not applicable.

Item 5. Audit Committee of Listed Registrants.

     Not applicable.

Item 6. Schedule of Investments.

     Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

     Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

     Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

     Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

     Not applicable.

Item 11. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant's internal control over financial reporting.

Item 12. Exhibits.

     (a)(1) The Code of Ethics - not applicable for filing of Semi-Annual Reports to Shareholders.

     (a)(2) The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                Foxby Corp.

                                By:   /s/ Thomas B. Winmill
                                   ---------------------------------------------
                                      Thomas B. Winmill, President

                                Date: September 7, 2005

                                By:   /s/ Thomas O'Malley
                                   ---------------------------------------------
                                      Thomas O'Malley, Chief Financial Officer

                                Date: September 7, 2005

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

                                By:   /s/ Thomas B. Winmill
                                   ---------------------------------------------
                                      Thomas B. Winmill, President

                                Date: September 7, 2005

                                By:   /s/ Thomas O'Malley
                                   ---------------------------------------------
                                      Thomas O'Malley, Chief Financial Officer

                                Date: September 7, 2005